SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

Avalanche International Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 863-9490

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

On May 11, 2015, we entered into a Securities Purchase Agreement (the “SPA”) with Union Capital, LLC (“Union”). Under the SPA, we issued two 8% Convertible Redeemable Notes to Union in the amount of $115,000 each. The first of the Notes (the “Front End Note”) issued to Union was purchased by a $115,000 cash payment from Union. After deduction of agreed legal and due diligence fees, we received $100,000 in net funding under the Front End Note. The Front End Note bears interest at an annual rate of 8%, with principal and interest coming due on May 11, 2016. The Front End Note may be converted in whole or in part, at the option of the holder, to shares of our common stock, par value $0.001. The conversion price under the Note is 60% of the lowest reported trading price of our common stock during the twenty trading days prior to and including the conversion date. The number of shares issuable upon conversion is limited so that the Holder’s total beneficial ownership of our common stock may not exceed 9.9% of our total issued and outstanding shares. Interest payable on any unpaid principal balance due under the Front End Note shall be payable in shares of our common stock valued at the conversion price. Shares to be issued in payment of interest will be issued and paid upon our receipt of notice for such payment from Union. Upon conversion of the Front End Note in whole or in part, we will be obligated to deliver the conversion stock to the holder within 3 business days of our receipt of notice of conversion. Failure to timely deliver conversion stock will cause us to incur penalties. Pre-payment of the Front End Note will result in certain penalties depending on the time of pre-payment, and will not be allowed after 180 days.

The second of the Notes (the “Back End Note”) issued to Union was purchased by Union’s issuance to us of an offsetting $115,000 Collateralized Secured Promissory Note (the “Buyer Note”). The interest rate, payment terms, and conversion terms of the Back End Note are the same as those governing the Front End Note. The Back End Note generally may not be pre-paid, except that, within six (6) months of the issuance date, we may redeem the Buyer Note and cancel the offsetting liabilities, leaving nothing due and owing under either the Back End Note or the Buyer Note. The Buyer Note provided by Union as consideration for the Back End Note is due no later than January 11, 2016 and bears interest at an annual rate of 8%. The Buyer Note may be prepaid at any time and is secured by Union’s pledge of the Back End Note. Union may, upon notice, exchange the Back End Note for replacement collateral with an appraised value of at least $115,000. Under the terms of the Buyer Note and the SPA, Union may not convert any portion of the Back End Note until it has made a full cash payment equal to the amount of Back End Note being converted.

Additional covenants, representations, and warranties between the parties are included in the SPA, the Front End Note, the Back End Note, and the Buyer Note. The foregoing is a brief summary of the material terms of these documents, which should be reviewed in their entirety for additional information.

On May 12, 2015, we entered into a similar transaction under a Securities Purchase Agreement (the “SPA”) with Adar Bays, LLC (“Adar”). Under the SPA, we issued two 8% Convertible Redeemable Notes to Adar in the amount of $115,000 each. The first of the Notes (the “Front End Note”) issued to Adar was purchased by a $115,000 cash payment from Adar. After deduction of agreed legal and due diligence fees, we received $100,000 in net funding under the Front End Note. The Front End Note bears interest at an annual rate of 8%, with principal and interest coming due on May 12, 2016. The Front End Note may be converted in whole or in part, at the option of the holder, to shares of our common stock, par value $0.001. The conversion price under the Note is 60% of the lowest reported trading price of our common stock during the twenty trading days prior to and including the conversion date. The number of shares issuable upon conversion is limited so that the Holder’s total beneficial ownership of our common stock may not exceed 9.9% of our total issued and outstanding shares. Interest payable on any unpaid principal balance due under the Front End Note shall be payable in shares of our common stock valued at the conversion price. Shares to be issued in payment of interest will be issued and paid upon our receipt of notice for such payment from Adar. Upon conversion of the Front End Note in whole or in part, we will be obligated to deliver the conversion stock to the holder within 3 business days of our receipt of notice of conversion. Failure to timely deliver conversion stock will cause us to incur penalties. Pre-payment of the Front End Note will result in certain penalties depending on the time of pre-payment, and will not be allowed after 180 days.

The second of the Notes (the “Back End Note”) issued to Adar was purchased by Adar’s issuance to us of an offsetting $115,000 Collateralized Secured Promissory Note (the “Buyer Note”). The interest rate, payment terms, and conversion terms of the Back End Note are the same as those governing the Front End Note. The Back End Note generally may not be pre-paid, except that, within six (6) months of the issuance date, we may redeem the Buyer Note and cancel the offsetting liabilities, leaving nothing due and owing under either the Back End Note or the Buyer Note. The Buyer Note provided by Adar as consideration for the Back End Note is due no later than January 12, 2016 and bears interest at an annual rate of 8%. The Buyer Note may be prepaid at any time and is secured by Adar’s pledge of the Back End Note. Adar may, upon notice, exchange the Back End Note for replacement collateral with an appraised value of at least $115,000. Under the terms of the Buyer Note and the SPA, Adar may not convert any portion of the Back End Note until it has made a full cash payment equal to the amount of Back End Note being converted.

Additional covenants, representations, and warranties between the parties are included in the SPA, the Front End Note, the Back End Note, and the Buyer Note. The foregoing is a brief summary of the material terms of these documents, which should be reviewed in their entirety for additional information.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement with Adar Bays, LLC
10.2	8% Convertible Redeemable Note issued to Adar Bays, LLC (the “Front End Note”)
10.3	8% Convertible Redeemable Note issued to Adar Bays, LLC (the “Back End Note”)
10.4	Collateralized Secured Promissory Note from Adar Bays, LLC (the “Buyer Note”)
10.5	Securities Purchase Agreement with Union Capital, LLC
10.6	8% Convertible Redeemable Note issued to Union Capital, LLC (the “Front End Note”)
10.7	8% Convertible Redeemable Note issued to Union Capital, LLC (the “Back End Note”)
10.8	Collateralized Secured Promissory Note from Union Capital, LLC (the “Buyer Note”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avalanche International Corp.

/s/ Phil Mansour

Phil Mansour

President and Chief Executive Officer

Date: May 15, 2015

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